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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 9, 1999



                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                       0-24737                  76-0470458
(State or Other              (Commission File            (IRS Employer
Jurisdiction of                   Number)                Identification
Incorporation)                                               Number)

                               510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code:  (713) 570-3000
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Item 2. Acquisition or Disposition of Assets

          On June 2, 1999, Crown Castle International Corp. ("CCIC") acquired 619 wireless communications towers from Powertel, Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky Towers, LLC and Powertel Memphis Towers, LLC (collectively "Powertel") for approximately $262.0 million in cash pursuant to the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of March 15, 1999 between CCIC and Powertel, and as amended by the Closing Memorandum (the "Closing Memorandum") dated June 2, 1999. Pursuant to the Asset Purchase Agreement, Powertel will continue to lease space on the towers for ten years, with the option to renew such lease for three additional five-year terms. CCIC will receive revenue of $1,800 per month per tower from Powertel as anchor tenant, subject to a 15 percent rent increase on each fifth anniversary of the agreement up to an amount that is 115 percent of the rent paid during the preceding five year period.

          In addition, pursuant to a letter agreement (the "Letter Agreement") dated June 2, 1999 between CCIC and Powertel, CCIC will acquire 31 additional tower sites which are existing Powertel sites or sites in the process of being constructed. The transaction contemplated by the Letter Agreement is expected to close on or before December 2, 1999. Tower space on such towers will be leased to Powertel at $1,800 per month on the same terms as the towers acquired pursuant to the Asset Purchase Agreement. The Letter Agreement further includes an exclusive build-to-suit arrangement through December 31, 2000. Powertel will lease space on these new build-to-suit towers at $1,500 per month and otherwise on the same terms as the acquired Powertel towers. CCIC will also provide antenna installation for Powertel on all build-to-suit sites and in-progress sites subject to any existing antenna installation agreements Powertel has with respect to certain sites.

Item 5. Other Events

          On June 7, 1999, CCIC announced that it closed its first transaction with BellSouth Corporation pursuant to the Letter of Agreement between CCIC and BellSouth Mobility Inc. dated March 5, 1999 (and incorporated herein by reference to the exhibit previously filed by CCIC on Form 8-K dated March 8,
1999). This closing involved wireless communications towers located in Kentucky and Indiana and was part of several closings to be completed in CCIC's previously announced 1,850 tower transaction with BellSouth Mobility Inc. and certain of its affiliates.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of business acquired.

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          Certain of the required financial statements are not included in this
Current Report on Form 8-K pursuant to Instruction (a)(4) of Item 7 and will be filed separately when available. The following financial statements of Powertel Tower Operations, together with the independent auditors report on certain of such financial statements, are incorporated by reference to the financial statements of Powertel Tower Operations contained in the Company's Registration Statement on Form S-1, File No. 333-74553:

          (1)  Statement of Net Assets as of December 31, 1998

          (2) Statement of Revenues and Direct Expenses for the year ended December 31, 1998

          (3) Notes to Financial Statements as of and for the year ended December 31, 1998

     (b) Pro forma financial information

          Certain of the required financial statements are not included in this Current Report on Form 8-K pursuant to Instruction (a)(4) of Item 7 and will be filed separately when available. The following unaudited pro forma condensed consolidated financial statements, together with the introductory language thereto, are incorporated by reference to the Unaudited Pro Forma Condensed Consolidated Financial Statements contained in the Company's Registration Statement on Form S-1, File No. 333-74553:

          (1) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1998

          (2) Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

          (3) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1998

          (4)  Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

     (c) Exhibits

Exhibit No.                   Description
-----------                   -----------

   2.1       Asset Purchase Agreement dated
             March 15, 1999 among Crown Castle
             International Corp., CCP Inc., Powertel

                                       3
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Exhibit No.                   Description
-----------                   -----------

             Atlanta Towers, LLC, Powertel
             Birmingham Towers, LLC, Powertel
             Jacksonville Towers, LLC, (Powertel
             Kentucky Towers, LLC), Powertel
             Memphis Towers, LLC and Powertel,
             Inc. (Incorporated by reference to the
             exhibit previously filed by the registrant on Form 8-K (Registration No. 0-24737)
             dated March 15, 1999)

    2.2      Closing Memorandum dated June 2,
             1999, relating to the closing of the
             transaction contemplated by the Asset
             Purchase Agreement (Exhibit No. 2.1)
             and amending and supplementing the
             Asset Purchase Agreement, among
             Powertel, Inc., Powertel Atlanta Towers,
             LLC, Powertel Birmingham Towers,
             LLC, Powertel Jacksonville Towers,
             LLC, Powertel Kentucky Towers, LLC,
             Powertel Memphis Towers, LLC, and
             Crown Castle PT Inc.

    2.3      Letter Agreement dated June 2, 1999
             among Powertel, Inc., Powertel Atlanta
             Towers, LLC, Powertel Birmingham
             Towers, LLC, Powertel Jacksonville
             Towers, LLC, Powertel Kentucky
             Towers, LLC, Powertel Memphis
             Towers, LLC, Powertel/Atlanta, Inc.,
             Powertel/Birmingham, Inc.,
             Powertel/Jacksonville, Inc.,
             Powertel/Kentucky, Inc.,
             Powertel/Memphis, Inc. and Crown
             Castle International Corp.

   23.1      Consent of KPMG LLP

   99.1      Agreement to Sublease dated June 1,
             1999 by and among BellSouth Mobility
             Inc., BellSouth Telecommunications Inc.,
             The Transferring Entities, Crown Castle

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Exhibit No.                   Description
-----------                   -----------

             International Corp. and Crown Castle
             South Inc.

   99.2      Agreement to Build to Suit dated June 1,
             1999 by and among BellSouth Mobility
             Inc., Crown Castle International Corp.
             and Crown Castle South Inc.

   99.3      Sublease dated June 1, 1999 by and
             among BellSouth Mobility Inc., Certain
             BMI Affiliates, Crown Castle
             International Corp. and Crown Castle
             South Inc.

   99.4      Registration Rights Agreement dated
             June 1, 1999 between BellSouth Mobility
             Inc. and Crown Castle International Corp.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Crown Castle International Corp.,



                                        By: /s/ E. Blake Hawk
                                           ------------------------------------
                                           Name:   E. Blake Hawk
                                           Title:  Executive Vice President and
                                                   General Counsel
Date: June 9, 1999

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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

   2.1       Asset Purchase Agreement dated March 15, 1999 among Crown
             Castle International Corp., CCP Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel
             Jacksonville Towers, LLC, (Powertel Kentucky Towers, LLC), Powertel Memphis Towers, LLC and Powertel, Inc.
             (Incorporated by reference to the exhibit previously filed by the registrant on Form 8-K (Registration No. 0-24737) dated
             March 15, 1999)

   2.2 Closing Memorandum dated June 2, 1999, relating to the Closing of the transaction contemplated by the Asset Purchase Agreement (Exhibit No. 2.1) and amending and supplementing the Asset Purchase Agreement, among Powertel, Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky
             Towers, LLC, Powertel Memphis Towers, LLC, and Crown
             Castle PT Inc.

   2.3 Letter Agreement dated June 2, 1999 among Powertel, Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky Towers, LLC, Powertel Memphis Towers, LLC, Powertel/Atlanta, Inc., Powertel/Birmingham, Inc., Powertel/Jacksonville, Inc., Powertel/Kentucky, Inc., Powertel/Memphis, Inc. and Crown Castle International Corp.

   23.1      Consent of KPMG LLP

   99.1      Agreement to Sublease dated June 1, 1999 by and among
             BellSouth Mobility Inc., BellSouth Telecommunications Inc.,
             The Transferring Entities, Crown Castle International Corp. and Crown Castle South Inc.

   99.2 Agreement to Build to Suit dated June 1, 1999 by and among BellSouth Mobility Inc., Crown Castle International Corp. and Crown Castle South Inc.

   99.3 Sublease dated June 1, 1999 by and among BellSouth Mobility Inc., Certain BMI Affiliates, Crown Castle International Corp. and Crown Castle South Inc.
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Exhibit No.  Description
-----------  -----------

   99.4 Registration Rights Agreement dated June 1, 1999 between BellSouth Mobility Inc. and Crown Castle International Corp.